SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


 Date of Report (Date of earliest event reported) August 24, 2000

                            BICO, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                                  0-10822
(State of other jurisdiction of Incorporation)  (Commission File Number)

                            25-1229323
               (IRS Employer Identification No.)


             2275 Swallow Hill Road, Bldg. 2500
               Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (412) 429-0673


 ___________________________________________________________
               (Former name or former address,
                if changes since last report.)
Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant

(a)  (1)  Effective August 24, 2000, the Registrant
          replaced its former independent accountants,
          Thompson  Dugan  with  Goff  Ellenbogen  Backa   &
          Alfera, LLC.

           (i) The Registrant dismissed Thompson Dugan, as its independent accountants effective August 24, 2000.

          (ii) Thompson Dugan's report on the Registrant's financial statements for the years ended December 31, 1997, 1998 and 1999, had an additional paragraph as to the uncertainty of the Registrant's ability to continue as a going concern.

         (iii) The Registrant's decision to change accountants was approved by the Registrant's Board of Directors.

          (iv) During the years it acted as the Registrant's independent accountants, there were no disagreements with Thompson Dugan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Thompson Dugan, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

           (v) During the years Thompson Dugan acted as the Registrant's independent accountants, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

          (2) The Registrant has retained Goff Ellenbogen Backa & Alfera, LLC as its new Independent Accounts to audit the Registrant's financial statements and those of its affiliate, Diasensor.com, Inc., effective August 24, 2000. During the years that Thompson Dugan acted as the Registrant's independent accountants, neither the Registrant nor anyone on its behalf has consulted with Goff Ellenbogen Backa & Alfera, LLC regarding the application of accounting principles to a specified transaction; the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was the subject of a "disagreement" or "reportable" event as set forth in Item 304(a)(2) of Regulation S-K.

     (3) The Registrant has provided Thompson Dugan with a copy of these disclosures and has requested that Thompson Dugan furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. A copy of such letter is attached hereto as an Exhibit.

(b) (1) In connection with the change in accountants, there were no disagreements as described in paragraph (a)(1)(iv) of Item 304 of Regulation
          S-K and no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation
          S-K.

     (2) During the period from January 25, 1995 (the date upon which Thompson Dugan was retained as the Registrant's independent accountants) through August 24, 2000, there have been no transactions or event similar to those which involved any disagreement or reportable event as set forth in paragraph (b)(2) of Item 304 of Regulation S-K.

Item 5.   Other Events.
          Not applicable.


Item 6.   Resignation of Registrant's Directors.
          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits.
               Letter  from Thompson Dugan dated August  24,
               2000.


                         SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   BICO, INC.


                                   By: /s/ Fred E. Cooper
                                           Fred E. Cooper, CEO



DATED:  August 24, 2000

                       THOMPSON DUGAN
                CERTIFIED PUBLIC ACCOUNTANTS

                     Pinebridge Commons
                  1580 McLaughlin Run Road
                    Pittsburgh, PA  15241



August 24, 2000



Securities and Exchange Commission
450 Fifth Street
Washington, DC  20549

     RE:  BICO, Inc.
          File no. 0-10822

Dear Sir or Madam:

      We  have reviewed Item 4 of the Form 8-K of BICO, Inc.
dated   August  24,  2000  and  agree  with  the  statements
contained therein.

Very truly yours,


Thompson Dugan